                                                                   EXHIBIT 10.29


               THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED,
              WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE
             SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS
             ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED -
                      CONFIDENTIAL TREATMENT REQUESTED]."



[MOTOROLA LOGO]


                          [LATIN AMERICAN GROUP LOGO]



                            DISTRIBUTION AGREEMENT

                          ENTERED INTO BY AND BETWEEN

                                MOTOROLA, INC.

                              BY AND THROUGH ITS

                        PERSONAL COMMUNICATIONS SECTOR

                              LATIN AMERICA GROUP

                                      AND

                                CELLSTAR, LTD.



                                APRIL 15, 2000





                       MOTOROLA CONFIDENTIAL PROPRIETARY

                               INDEX OF CLAUSES



1.     APPOINTMENT AS EXPORT DISTRIBUTOR..............................  1
2.     TERM OF THIS AGREEMENT.........................................  2
3.     PARTY RELATIONSHIP.............................................  2
4.     DISTRIBUTOR RESPONSIBILITIES...................................  2
5.     PURCHASE OF PRODUCTS...........................................  2
6.     PAYMENT AND DELIVERY...........................................  3
7.     PRICE PROTECTION...............................................  4
8.     NO TRANSSHIPMENT...............................................  4
9.     VALUE ADDED SERVICES...........................................  5
10.    CATEGORY A. PROGRAMMING AND KITTING SERVICES...................  5
11.    CATEGORY B. KEY DISTRIBUTOR SUPPORT SERVICES...................  7
12.    CATEGORY C. VIRTUAL WAREHOUSE SERVICES.........................  8
13.    CATEGORY D. BONDED WAREHOUSE SERVICES..........................  8
14.    WARRANTY.......................................................  9
15.    PATENT AND COPYRIGHT INDEMNIFICATION...........................  9
16.    DISCLAIMER OF INTELLECTUAL PROPERTY LICENSE....................  9
17.    TAXES AND FEES................................................. 10
18.    LIMITATION OF LIABILITY........................................ 10
19.    FORCE MAJEURE.................................................. 10
20.    WAIVER......................................................... 10
21.    TERMINATION.................................................... 10
22.    GOVERNMENT SALES............................................... 11
23.    DISPUTE RESOLUTION............................................. 12
24.    EXPORT CONTROL................................................. 12
25.    COMPLIANCE WITH LAW............................................ 12
26.    ETHICAL STANDARDS.............................................. 12
27.    CONFIDENTIALITY................................................ 13
28.    GENERAL........................................................ 13

ATTACHMENT 1 - AUTHORIZED TERRITORY................................... 16
ATTACHMENT 2 - PRODUCTS............................................... 19
ATTACHMENTS 3. PROGRAMMING AND KITTING SERVICES....................... 20
ATTACHMENT 3A. AMOUNT TO BE CREDITED TO DISTRIBUTORFOR
  PROGRAMMING AND KITTING SERVICES.................................... 20
ATTACHMENT 3B. LOANED SOFTWARE, EQUIPMENT AND DOCUMENTS............... 22
ATTACHMENT 4. KEY DISTRIBUTORS........................................ 23
ATTACHMENT 5A STATEMENT OF LIMITED WARRANTY FOR CELLULAR
  TELEPHONES AND ACCOMPANYING ACCESSORIES............................. 25
ATTACHMENT 5B - STATEMENT OF LIMITED  WARRANTY FOR
  ACCESSORIES PROGRAM................................................. 28





                       MOTOROLA CONFIDENTIAL PROPRIETARY

                            DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (this "Agreement") is entered into between MOTOROLA, INC., a corporation duly organized and existing under the laws of the State of Delaware, by and through its Personal Communications Sector, Latin America Group, having a place of business at 600 North U.S. Highway 45, Libertyville, Illinois 60048-1286, U.S.A. (hereinafter "Motorola"), and CellStar Ltd., a company duly organized and existing under the laws of the State of Texas, having its principal place of business at 2101 N.W. 82nd Avenue, Miami, Florida 33122 (hereinafter "Distributor"), effective as of April 15, 2000 ("Effective Date").

WHEREAS, Motorola manufactures communications equipment including, among others, cellular telephones, two-way radios and messaging products and distributes them directly to its customers and also through independent distributors;

WHEREAS, Motorola sells its communications equipment and accessories throughout the world, including the country of Mexico and the regions of Central America, South America and the Caribbean;

WHEREAS, Motorola wishes to continue selling its communications equipment and accessories directly and also through independent distributors to customers in Mexico, Central America, South America and the Caribbean, but Motorola also wishes to expand its distribution system in Mexico, Central America, South America and the Caribbean to include Distributor as a distributor; and

WHEREAS, Distributor wishes to become a distributor of the Motorola communications equipment and accessories set forth in this Agreement in Mexico, Central America, South America and the Caribbean.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.   APPOINTMENT AS EXPORT DISTRIBUTOR

a. Subject to the terms of this Agreement, Motorola hereby appoints Distributor, and Distributor hereby accepts the appointment, as an authorized non-exclusive distributor of models of the Motorola cellular telephone equipment, Motorola two-way radios, Motorola messaging products and Motorola accessories listed in Attachment 1 hereto (the "Products"). Distributor is authorized to purchase Products directly from Motorola or from whom Motorola designates from time to time pursuant to purchase orders entered into in connection with this Agreement and resell such Products solely within and into the territory of Mexico, Central America, South America and the Caribbean that is described in Attachment 2 hereto (hereafter referred to as the "Territory"). Motorola may, from time to time and at its absolute discretion modify the list of Products or the Territory. From time to time, Motorola will provide price lists to Distributor for the Products which Distributor is authorized to distribute in the Territory.

b. Distributor acknowledges and agrees that Motorola reserves the right to limit distribution of certain Motorola cellular telephone product lines to distributors who satisfy Motorola's qualification criteria for distribution of such product lines. Distributor hereby consents to the application of such criteria to its distribution in the Territory of Products purchased in connection with this Agreement.

c. Distributor acknowledges and agrees that Motorola reserves the right to appoint other distributors within or for the Territory and that Motorola may, at its sole and unrestricted discretion, chose to use other agents, dealers, distributors, representatives and independent contractors, as well as its regularly employed sales force and that of its subsidiaries or affiliated companies, to promote the sale of Products within the Territory.

d. Distributor acknowledges and agrees that Motorola reserves the right to restrict the distribution of specific models of Products to specific areas and/or customers within the Territory and Distributor agrees to limit its distribution of such models accordingly.




                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 2
--------------------------------------------------------------------------------


e. In the event that a direct sale between Motorola, as the seller, and a third party located within the Territory as the buyer, takes place as a direct and immediate result of Distributor's efforts to promote such sale, Motorola may elect to compensate Distributor for its efforts by paying a commission calculated in accordance with and subject to terms and conditions of a separate written agreement between the parties.


2.   TERM OF THIS AGREEMENT

     The term of this Agreement shall commence on the Effective Date and shall continue for one year, unless terminated as permitted herein. At the end of the one-year term, this Agreement shall automatically renew for successive periods of one-year unless within thirty (30) days prior to any such scheduled renewal date one party notifies the other party that it will not renew this Agreement. The number of renewals notwithstanding, this Agreement is and shall always be interpreted as a fixed term agreement and not as an indefinite term agreement.


3.   PARTY RELATIONSHIP

     It is agreed that Distributor's relationship to Motorola is that of an independent contractor and no other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed so as to make Distributor or its employees or agents an employee of Motorola or an agent with the power to bind Motorola contractually. Distributor shall have no authority to bind, obligate or incur any liability on behalf of Motorola. This Agreement does not create any agency, joint venture or partnership between Distributor and Motorola.


4.   DISTRIBUTOR RESPONSIBILITIES

     In distributing Products Distributor shall perform the following services:

a.   Export the Products from the U.S. to the Territory.

b. Sell, advertise and promote the sale and use of Products throughout the Territory.

c. Maintain a sales organization adequate to effectively promote and market the Products in the Territory.

d.   Purchase the Products from Motorola in the manner described in Section 5.

e. Furnish to Motorola information relating to orders, sales, service and inventory of Products and Product sales budgets and forecasts in such manner as Motorola may require.

f. Furnish Motorola, upon Motorola's request, detailed market analyses and reports with respect to the Territory.

g.   Perform the value added services in the manner described in Section 9.


5.   PURCHASE OF PRODUCTS

a. Under the terms and conditions of this Agreement, Distributor agrees to purchase at its own risk and for its own account, Products to be resold in the Territory, solely from Motorola's Personal Communications Sector, Latin America Group or any other supplier approved by the Latin America



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 3
--------------------------------------------------------------------------------


     Group. Distributor shall submit to Motorola for its acceptance purchase orders listing the model, quantity, shipment date, and price of the Products requested. Distributor may also include in the purchase order any of the programming specifications Motorola has for Latin America as Distributor may require. All other terms and conditions on Distributor's purchase order form are hereby rendered null, void, and of no effect, by the terms and conditions of this Agreement.

b. Prices stated on Distributor's purchase orders shall conform to Motorola's then current price list, copies of which will be made available to Distributor.

c. Motorola reserves the right in its sole discretion to accept or reject any order for Products received from Distributor without any further liability, including without limitation for the failure of Distributor to satisfy Motorola's distribution qualification requirements for distribution of the requested Product. No purchase order is binding on Motorola until accepted. A purchase order is accepted by Motorola when Product is shipped or when acceptance is acknowledged in writing by a duly authorized officer or employee of Motorola, whichever occurs first.

d. Distributor shall submit firm processable purchase orders no less than thirty (30) days prior to the requested shipment date, unless otherwise agreed to by Motorola.

e. Distributor may cancel orders placed in accordance with the terms and conditions of this Agreement upon payment of cancellation charges which shall include all costs incurred or committed for unless such costs are otherwise recoverable through the sale of the Product on a timely basis. Motorola agrees to divert completed material and work-in-process from canceled orders to other requirements wherever possible in order to minimize cancellation charges.

f.   Distributor shall provide Motorola on a monthly basis, not less than thirty
     (30) days prior to the start of the next month, a continuous usage forecast for the next six (6) calendar months (the "Forecast") to assist Motorola in maintaining an orderly production flow for the purpose of Distributors delivery requirements. Distributor shall indicate the Product model number and project purchase volume by units for each month of the Forecast. Distributor's failure to provide such information may be considered cause for Motorola's excusable delivery delay.


6.   PAYMENT AND DELIVERY

a. Unless otherwise approved in writing by Motorola, Distributor must pay for Products at any of the Motorola's bank accounts listed below, in U.S. currency by wire transfer within the thirty (30) days following the date of the invoice, which date shall be the same date of the shipment of the Products, from Motorola's manufacturing facility, corresponding to said invoice. The following is Motorola's banks information:

     Bank One
     One First National Plaza
     Chicago, IL 60670
     Motorola Account Number 57-51-551
     ABA 071000013

     Citibank
     399 Park Avenue
     New York, NY 10022
     Motorola Account Number 4057-1086

     ABA 021000089



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 4
--------------------------------------------------------------------------------


b. All deliveries are FCA the applicable Motorola manufacturing facility in the U.S.A., as defined in INCOTERMS 2000. Title to the Products sold shall pass to Distributor at the FCA point.

c. If Distributor should fail to pay any invoice for Products in accordance with its terms, or in the event that Motorola, in its sole discretion deems Distributor's financial condition inadequate or unsatisfactory, then in addition to its other rights herein, Motorola may repossess the unpaid Products, cancel any previously accepted purchase order for Products, or delay any further shipment of Products to Distributor, without incurring any liability for loss or damage of any kind occasioned by reason of any such cancellation or delay. Furthermore, such failure to pay may be deemed, at Motorola's option, a justified cause for termination of this Agreement.


7.   PRICE PROTECTION

a. During the term of this Agreement, if Motorola reduces the price of a particular model of Product, then Motorola will credit Distributor's account an amount equal to the difference between the old and the new net purchase price (in each case, invoice price less rebate and any promotional amounts) multiplied by the number of such Product units purchased from Motorola which were shipped within thirty five (35) days prior to the new price effective date ("Eligible Products"). Eligible Products shall not include any close out products. Such amount will be credited within fifteen
     (15) days after the new price effective date, to apply to future orders of Products.


8.   NO TRANSSHIPMENT

a. Distributor agrees to limit its distribution of the Products purchased hereunder to direct sale by Distributor to customers located in the Territory. Distributor may sell Products only from its address written above or such other location as is expressly authorized by Motorola.

b. Distributor may not transship, sell or otherwise transfer Products purchased hereunder outside the Territory. Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder and Distributor shall enforce this restriction.

c. Sales within the Territory without transshipment is a material condition to Distributor's rights under this Agreement, and it is agreed that any direct or indirect transfer, transshipment and/or sale of Products outside the Territory by Distributor or others purchasing through Distributor shall be a material breach of this Agreement and will result in substantial damage to Motorola which will be difficult to quantify. Accordingly, the parties agree that for every Motorola cellular telephone with electronic serial number traceable to purchases by Distributor from Motorola hereunder that is resold outside the Territory, Distributor will be subject, at Motorola's discretion, to pay Motorola as liquidated damages two times the FCA price per unit.

d. In the event of any transshipment Motorola may immediately terminate this Agreement for cause; or Motorola may reject some or all purchase orders from Distributor for any model or models of Product and/or Motorola may cancel some or all purchase orders previously accepted, until Distributor can demonstrate that it has instituted policies and procedures to prevent any such occurrences in the future. The foregoing are in addition to, and not in lieu of, the remedies that Motorola has at law or in equity.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 5
--------------------------------------------------------------------------------


9.   VALUE ADDED SERVICES

a. From time to time, Motorola may request Distributor to render on the Products sold any and/or all services encompassed in any of the four major categories listed below, that are described in the clauses below:

     Category A. Programming and Kitting Services. Category B. Key Distributor Support Services.
     Category C. Virtual Warehouse Services.
     Category D. Bonded Warehouse Services

b. Motorola will request the rendering of the services via a Service Order that will contain (i) the category of services requested and (ii) any specifics of the services required, if necessary.

c. Payment for each category of services will be made pursuant to the terms established in each case.

d. The services shall be rendered on a non-exclusive basis. Motorola may request the services to be rendered by any other service provider Motorola chooses to use.

e. Motorola and Distributor shall work together to create a Monthly Key Distributor Forecast. The Monthly Key Distributor Forecast shall be ready 90 (ninety) days prior to the beginning of the corresponding month.

f. Distributor shall carry a minimum 30 (thirty)-day inventory of each models of Products as forecasted in the corresponding Monthly Key Distributor Forecast or, 50 units in the event there is no forecast for the corresponding month. Purchase orders for Products included in the forecast shall be placed by Distributor to Motorola 30 (thirty) days prior to the beginning of the corresponding month. In the event that Distributors' sales of Products in a month is lower than the sales forecasted in the Monthly Key Distributor Forecast for that month, the purchase orders placed by Distributor with Motorola for the immediate following month shall be reduced in the same amount, without charge to Distributor.

g. Motorola may give Distributor, at the request of Distributor, a written estimate of the percentage each Products model represents of the total sales for Latin America.

h. In the event Motorola's manufacturing production is not enough to supply all purchase orders of its customers including those of Distributor, Motorola agrees to at least allocate some of the Products manufacture to Distributor, as long as such allocation does not violate any prior agreements entered into by Motorola or any applicable laws.


10.  CATEGORY A. PROGRAMMING AND KITTING SERVICES

a. For purposes of this Agreement, Programming and Kitting Services shall mean the services described in Attachment 3 hereto.

b. In the event that Programming and Kitting Services need to be rendered for the Products sold to Distributor, Motorola will credit on Distributor's account with Motorola, the amount per unit set forth in Attachment 3-A hereto, within the 30 days following Distributors notice to Motorola that the services have been completed.

c. If the Programming and Kitting Services need to be rendered for products other than those sold to Distributor, Distributor shall invoice Motorola the amount per unit set forth in Attachment 3A hereto and Motorola shall pay such invoice within the 30 days following the date of the invoice.

d. The amount to be credited to Distributor's account for the services set forth in Attachment 3A may be revised quarterly if requested by either party. The Parties agree that any request for review shall be based in changes to the process, time or costs.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 6
--------------------------------------------------------------------------------


e.   Motorola shall:

     e.1. Provide Distributor with programming software and customer data necessary to perform the programming. Distributor shall treat these as Motorola Confidential Proprietary Information.

     e.2. Lend to Distributor the Equipment, Software and Documents set forth in Attachment 313, to enable Distributor to perform the Programming services, which Equipment, Software and Documents are Motorola Confidential Proprietary Information.

     e.3. Hereby grant to Distributor a revocable, personal, non-exclusive, nontransferable license to use the Software, and to use the Equipment and Documents under any intellectual property rights during the term of this Agreement and only for purposes of programming those Motorola cellular products requested by Motorola to be programmed pursuant to the conditions and limitations of this Agreement.

     e.4. Provide, at no cost to Distributor, the first two (2) sets of Motorola kits, cables and software commercially available.

     d.5. Provide, at no cost to Distributor, new product training and technical help desk support to Distributor.

     e.6. Provide, at no cost to Distributor, customer specific kit materials.

f.   Distributor shall:

     f.1. Procure any commercially available equipment, software and cables necessary to perform the Programming services.

     f.2. Keep the Equipment, Software and Documents set forth in Attachment 3B in its facility in Florida.

     f.3. Allow Motorola to conduct an audit of any Equipment, Software or Documents loaned to Distributor.

     f.4. Return the Equipment, Software and Documents to Motorola upon termination of this Agreement.

     f.5. Acquire and maintain equipment, including a computer, modem and any required software (i.e. internet, electronic mail, etc.), to enable communication with Motorola computers and access to Motorola databases.

     f.6. Not change any restrictive programming feature, which may prevent a customer from changing service providers in any Motorola product handled by Distributor for programming.

     f.7. Accept that Motorola shall not be responsible for support or field service under this Agreement. Any provision of such maintenance by Motorola shall be by separate agreement on Motorola's then current terms and conditions therefor, and at Motorola's then current prevailing rates for such maintenance.

     f.8. ACCEPTS ALL THE EQUIPMENT, SOFTWARE AND DOCUMENTS "AS IS" AND AGREES THAT MOTOROLA EXTENDS NO WARRANTIES EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 7
--------------------------------------------------------------------------------


          FITNESS FOR A PARTICULAR PURPOSE. MOTOROLA WILL PROVIDE NO INDEMNITY FOR INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT.


11.  CATEGORY B. KEY DISTRIBUTOR SUPPORT SERVICES

a. The Parties agree that Distributor will sell Products to Motorola's Key Distributors pursuant to the terms set forth in this Section. For purposes of this Agreement, Key Distributors shall mean those Motorola customers listed in Attachment 4 hereto. The Parties further agree that Attachment 4 may be revised and amended by Motorola from time to time by giving written notice to Distributor of such amendments. Distributor agrees to support the new Key Distributors within twenty-four (24) hours of receipt of such notice.

b. Distributor shall give the priority Motorola indicates to the fulfillment of purchase orders submitted by Key Distributors over any other purchase orders, except for those submitted by Motorola pursuant to this agreement. However, in the event Distributor does not have enough inventory to supply all purchase orders submitted by Key Distributors, Distributor shall consult with Motorola as to the best manner in which to allocate the available inventory among the Key Distributors.

c. Distributor agrees to sell the Products to Key Distributors at a price that will be no higher than Distributor's "A" pricing scheme, regardless of the volume purchased by Key Distributors, so long as: (1) the Products have the same or substantially similar (but not necessarily identical) features, functionality, size and weight as Products sold under Distributor's "A" pricing scheme; and (2) the terms and conditions of Distributor's sales of Products to Key Distributors are substantially similar to the terms and conditions of Distributor's sales of Products to its other customers under Distributor's "A" pricing scheme.

d. If Key distributors request Programming Services from Distributor, Distributor agrees to give priority to the programming of Key Distributor's products over any other programming services requested from Distributor by other customers, except for those requested by Motorola; provided, however, that Key Distributors accept the terms and conditions of Distributor for the rendering of those services..

e. In rendering Key Distributor Support Services, Distributor agrees to mapped customer territories as coordinated by Motorola's regional general managers. Distributor also agrees to follow Motorola regional suggested Service price ranges for distributors and retailers.

f. All information received by distributor with respect to Key Distributor's business information obtained in the course of rendering Key Distributor Support Services shall be treated by Distributor as Motorola Confidential Proprietary Information.

g. Distributor agrees to give Key Distributors price protection in the same terms and conditions set forth in Clause 7. hereof.

h. Distributor shall maintain a minimum of 30 (thirty) days inventory or 50 pieces, whichever is more for each current Product model.

i. Motorola may request Distributor to render the services set forth in attachment 4A for Radiomovil DIPSA, S.A. de C.V.'s Amigo Kit program. Distributor shall render such services directly or through its subsidiary in Mexico Cellular Express, S.A. de C.V. as Distributor may deem most convenient. Motorola shall pay Distributor for these services the amount set forth in Attachment 4A.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 8
--------------------------------------------------------------------------------


12.  CATEGORY C. VIRTUAL WAREHOUSE SERVICES

a. Contingency Inventory for Motorola. Motorola may, from time to time, submit to Distributor purchase orders for products Distributor may have in inventory. In such event, Distributor agrees to give priority to Motorola's purchase. All purchase orders submitted by Motorola shall specify where and how the product will be shipped. All packing materials and packing lists shall omit any reference to Distributor. The Parties agree that the price Motorola shall pay Distributor for the products purchased pursuant to this
     Section 12.a. shall be the lower of Distributor's "A" price or the net sale price given to Distributor by Motorola plus six percent (6%). Distributor shall invoice Motorola for the products purchase and Motorola shall pay Distributor within 30 days from the date of the invoice by wire transfer or account credit, as instructed by Distributor.

b. Service for a Motorola Strategic Account. Motorola may, from time to time, request Distributor to supply product to some of Motorola's Strategic Accounts. In the event the products to be sold to Motorola Strategic Accounts require any Programming or Kitting Services, Motorola will pay for such services pursuant to the terms and conditions set forth in Section 10 hereof. For purposes of this Section 12, Motorola Strategic Account shall mean those accounts to mediation of distributors or resellers.

c. Web-based Services. Distributor agrees to help those customers, distributors and/or resellers of Motorola products in Latin America identified from time to time by Motorola, to develop web-based services to support their sales. Distributor's obligations under this Section shall be subject to acceptance by such customers, distributors and re-sellers of Distributor's terms and conditions.


13.  CATEGORY D. BONDED WAREHOUSE SERVICES

a. The Parties agree that, if requested by Motorola, Distributor shall provide bonded warehouse services for receiving, storing, performing Programming and Kitting and other Services on products manufactured for or by Motorola outside of the United States of America, without those products having to be formally imported into the United States.

b. Motorola and Distributor shall agree on a total service fee that Motorola will pay Distributor for Bonded Warehouse Services. In the event no agreement is reached for a total service fee, Motorola will pay Distributor pursuant to the following:

     b.1. The amount for the fixed cost for the facility (such as rent, utilities, facility capital equipment depreciation) corresponding to the cubic-foot storage volume used by Motorola in such facility; plus

     b.2. The amount for shipping/receiving and handling variable costs calculated by the number of shipments received/shipped per month by Motorola.

     b.3. The amounts corresponding to Programming and/or Kitting Services shall be calculated and paid pursuant to Section 11 hereof.

     b.4. The amounts referred to in Sections b. 1. and b.2. above shall be invoiced by Distributor to Motorola. Motorola shall pay on a monthly basis no later than on the fifth business day of each month.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                          Page 9
--------------------------------------------------------------------------------


14.  WARRANTY

     If Motorola has sold to Distributor a cellular telephone with its accompanying accessories, then Motorola warrants that Product to the original subscriber buyer of such phone in accordance with the Limited Warranty attached to this Agreement as Attachment 5A. If Motorola has sold to Distributor an accessory (separate from the original cellular telephone), then Motorola warrants that Product to the original subscriber buyer of such accessory in accordance with the Limited Warranty attached to this Agreement as Attachment 5B. Motorola in its sole discretion may revise these warranties, and any such revision shall be applicable to units shipped by Motorola on or after the effective date of the revision. MOTOROLA MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTIES, MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


15.  PATENT AND COPYRIGHT INDEMNIFICATION

a. Motorola agrees to defend, at its expense, any suits against Distributor and third parties purchasing Motorola products from Distributor based upon a claim that any Products furnished hereunder directly infringes a patent or copyright legally recognized and enforceable within the Territory. Subject to the conditions and limitations of liability stated in this Agreement, Motorola shall pay costs and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and at Motorola's request and at its expense is given control of said suit and all requested assistance for defense of same. If the use or sale of any Product(s) furnished hereunder is enjoined as a result of such suit, Motorola at its option and at no expense to Distributor, shall obtain for Distributor the right to use or sell said product(s) or shall substitute an equivalent product reasonably acceptable to Distributor and extend this indemnity thereto or shall accept the return of the Product(s) and reimburse Distributor the purchase price therefore, less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the alteration of any products furnished by Motorola or by the combination of any Products(s) furnished by Motorola and other elements nor does it extend to any products(s) of Distributor's design or formula. The foregoing states the entire liability of Motorola for patent or copyright infringement.

b. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, TRADEMARKS OR COPYRIGHTS.


16.  DISCLAIMER OF INTELLECTUAL PROPERTY LICENSE

a. Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of Motorola.

b. In order that Motorola may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, Distributor, without the express written consent of Motorola, shall have no right to use any such marks, names, slogans or designations of Motorola in the sales or advertising of any Products or on any Product container, component part, business forms, sales, advertising or promotional materials or other business supplies or material, whether in writing, orally or otherwise.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 10
--------------------------------------------------------------------------------


17.  TAXES AND FEES

     Distributor shall pay all applicable fees, custom duties, assessments or taxes which may be assessed or levied by the government of any applicable jurisdiction and any departments and subdivision thereof, as a result of Distributor's performance under this Agreement or against any of the Products ordered hereunder by Distributor, on the Software or its license or use, or on any amount payable or nay services furnished under this Agreement, exclusive of personal property taxes assessed on the Software and taxes based on Motorola net income.


18.  LIMITATION OF LIABILITY

     MOTOROLA'S TOTAL LIABILITY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. DISTRIBUTOR'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, REPAIR OR REPLACE PRODUCT(S) THAT ARE NOT AS WARRANTED. IN NO EVENT WILL MOTOROLA BE LIABLE FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW. NO ACTION SHALL BE BROUGHT FOR ANY BREACH OF THIS AGREEMENT MORE THAN ONE (1) YEAR AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION EXCEPT FOR MONEY DUE.


19.  FORCE MAJEURE

     Neither party shall be held liable for any delay or failure to perform due to any cause beyond its reasonable control except the obligation to pay money when due. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay.


20.  WAIVER

     The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.


21.  TERMINATION

a. This Agreement may be terminated by either party without cause upon not less than thirty (30) days prior written notice to the other party.

b. Motorola may terminate this Agreement immediately upon the occurrence of any of the following events: (i) a breach of Section 8, 22, 24, 25, 26 or 27; (ii) a change in the control or management of Distributor which is unacceptable to Motorola; (iii) Distributor ceasing to function as a going concern, declaring bankruptcy, having a receiver appointed for it, or otherwise taking advantage of any insolvency law; or (iv) Distributor's failure to cure a breach of this Agreement other than a breach of Section 8, 22, 24, 25, 26 or 27, within thirty (30) days after Motorola's notification to Distributor of such breach. The foregoing events shall, without limitation, be deemed to be just cause for termination by Motorola.



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

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 11
--------------------------------------------------------------------------------


c. Neither termination nor expiration of this Agreement shall relieve or release either party from making payment which may be owing to the other party under the terms of this Agreement.

d. Neither Motorola nor Distributor shall be liable by reason of termination, expiration or non-renewal of this Agreement to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business or good will of Motorola or Distributor or otherwise. Distributor represents to Motorola that, as of the date of this Agreement, Distributor had on hand a trained staff of personnel, facilities and equipment necessary to effectively distribute the Products in the Territory and that Distributor has incurred no extra expense in respect of the same upon entering into this Agreement.

e. Upon termination of this Agreement Distributor shall return to Motorola all Product catalogues, sales literature, samples, demonstration equipment or other promotional materials. Also, within one (1) month after the date of termination of any license granted under this Agreement, Distributor will certify to Motorola that through Distributor's best efforts, and to the best of Distributor's knowledge, the Equipment, Software and Documents received from Motorola have been returned, and that all Software placed in any storage apparatus under Distributor's control has been rendered unusable.

f. Upon termination of this Agreement Motorola shall have the option, but not the obligation, to repurchase all or any part of the remaining inventory of the Products remaining in Distributor's possession at the net price paid to Motorola for such inventory, less Motorola's cost or repairing, renewing or reconditioning such repurchased Products. Said option shall be exercisable upon written notice to Distributor within thirty (30) days following notice of termination of this Agreement. Upon exercise of said option to repurchase, Motorola and Distributor shall at Motorola's option take an inventory of all Products remaining in Distributor's possession. Motorola shall pay Distributor for the inventory of repurchased Products within sixty (60) days after receipt thereof by Motorola. Motorola shall have the right to offset against any Moines payable hereunder any Moines that are due and owing from Distributor to Motorola as of the date any such payment is due.


22.  GOVERNMENT SALES

     In the event that Distributor elects to sell Motorola products or services to the U.S. Government or any foreign, state, county, municipal or other governmental entity, or to a prime contractor selling to any such governmental entity within the Territory, Distributor remains solely and exclusively responsible for compliance with all statutes and regulations governing such sales. Motorola makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of Distributor to conduct any sales to such a governmental entity or to such a prime contractor in strict accordance with applicable laws and regulations shall constitute a material breach of this Agreement.


23.  DISPUTE RESOLUTION

     The parties agree that any claims or disputes will be submitted to non-binding mediation prior to initiation of any formal legal process. Costs of mediation will be shared equally. Disputes concerning the relationship between Motorola and Distributor shall be resolved in accordance with the laws of the State of Illinois, U.S.A. and any court actions shall be filed in a state or federal court of competent jurisdiction in the State of Illinois. Distributor hereby consents to exclusive jurisdiction by such courts. Distributor waives personal service of any process upon it and consents that all service of process shall be made by registered mail to it at the address set forth in the introductory paragraph of this Agreement.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 12
--------------------------------------------------------------------------------


24.  EXPORT CONTROL

a. Distributor shall be the exporter of record and shall be responsible for obtaining all export licenses that may be required to export the Products from the U.S. to the Territory.

b. Distributor agrees to comply with all applicable export laws, regulations and orders. Specifically, but without limitation, Distributor agrees that it will not resell, reexport or ship, directly or indirectly, any Product or technical data in any form without obtaining appropriate export or reexport or ship, directly or indirectly, any Product or technical data in any form without obtaining appropriate export or reexport licenses from the United States Government. Distributor acknowledges that the applicable export laws, regulations and orders may differ from item to item and/or from time to time.


25.  COMPLIANCE WITH LAW

     Distributor shall at all times conduct its efforts hereunder in strict accordance with all applicable laws and regulations and with the highest commercial standards. Distributor shall effect or secure and maintain at its own cost all necessary governmental permits, licenses, approvals and registrations required in connection with the execution or performance of this Agreement and the importation and resale of the Products in the Territory. Specifically, it shall be Distributors responsibility to confirm that the Products comply with the applicable standards in the Territory for the operation of cellular telephones and to obtain any governmental approvals or licenses needed for such operation. Distributor shall indemnify and hold Motorola harmless for any losses, damages or other liabilities resulting from Distributor 's failure to comply with the provisions of this Section.


26.  ETHICAL STANDARDS

     Motorola has historically depended on product quality and superiority, combined with outstanding support capability, to sell its Products in all parts of the world. Motorola believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands. Motorola will not do business with any dealer, distributor, agent, customer or any other person where Motorola knows or suspects the existence of questionable practices. Distributor agrees with the Motorola policy stated in this Section and agrees that failure of Distributor or any other person under its responsibility to comply in all respects with said policy shall constitute just cause for immediate termination of this Agreement by Motorola without any liability.


27.  CONFIDENTIALITY

a. All terms of this Agreement, including any Product pricing information delivered hereunder, are confidential.

b. Distributor shall treat as confidential all Motorola business or technical information that Distributor learns in its conversations with Motorola concerning Distributor acting as a distributor of the Products or in performance of its responsibilities hereunder. Such information is collectively referred to as "Motorola Confidential Proprietary Information". The foregoing obligation of confidentiality shall commence on the first date that Motorola discloses to Distributor Motorola Confidential Proprietary Information and continue for a period of three years following termination of this Agreement. Distributor shall protect the confidentiality of Motorola Confidential Proprietary Information disclosed to it, using the same degree of care as Distributor uses to protect its own confidential proprietary



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 13
--------------------------------------------------------------------------------


     information of like kind (but in no event less than a reasonable standard of care). Distributor shall not use any Motorola Confidential/Proprietary Information, except as necessary for performance of its responsibilities hereunder.

c. Distributor shall limit disclosure of Motorola Confidential Proprietary Information to only those of its employees, agents and representatives with a need to know for the purposes authorized herein, and who have signed written agreements containing provisions of confidentiality similar to those contained in this Section.

d. Distributor shall not disclose any Motorola Confidential Proprietary Information to any third party without Motorola's prior written consent.

e. Excluded from the obligations of confidentiality in this Section is information known or that becomes known to the general public without breach by Distributor of this Agreement.

f. Upon termination of this Agreement, Distributor shall return to Motorola all copies of Motorola Confidential Proprietary Information in its possession or certify to Motorola in writing that all such copies have been destroyed. Notwithstanding the foregoing, Distributor may retain one copy of the Motorola Confidential Proprietary Information but only for purposes of ensuring that Distributor continues to maintain the confidentiality of the information contained therein for the survival period stated above in
     Section 27(a).

g. In the event that prior to or after execution of this Agreement Distributor and Motorola have entered into or do enter into a separate non-disclosure agreement covering the same Motorola Confidential Proprietary Information, then that separate non-disclosure agreement shall continue to apply for the period stated therein and Section 27 of this Agreement shall also apply for the period herein.

h. Distributor further agrees to maintain the confidentiality of the personal identification numbers (PINs) associated with the ACE cards required for access to Motorola Computers by allowing only a single employee of Distributor to possess the PIN number for an ACE card.


28.  GENERAL

a. No alterations or modifications of this Agreement shall be binding upon either Distributor or Motorola unless made in writing and signed by an authorized representative of each party.

b. If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable.

c. No assignment of this Agreement or of any right granted herewith shall be made by Distributor without the prior written consent of Motorola.

d. This Agreement shall be governed by the laws of the State of Illinois, U.S.A.

e. This Agreement and its attachments set forth the entire understanding between the parties hereto and supersedes all prior agreements, including the Memorandum of Understanding dated March 23, 2000, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No other agreements, representations, warranties or other matters, whether oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof. Distributor acknowledges



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 14
--------------------------------------------------------------------------------


     that it is entering into this Agreement solely on the basis of the agreements and representations contained herein.



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 15
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives on the dates under their signatures below.


"MOTOROLA"                              "DISTRIBUTOR"
MOTOROLA, INQ.,                         CELLSTAR, LTD
By and through its Latin America        By National Auto Center, Inc.
Personal Communications Sector          As General Partner


By:    /s/ Paulino Barros               By:     /s/ Danny T. Bogar
Name:  Paulino Barros                   Name:   Danny T. Bogar
Title: Corporate Vice President and     Title:  Senior Vice President
       General Manager



Date: 6/27/00                           Date: 6/23/00


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      ATTACHMENT 1 - AUTHORIZED TERRITORY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Subject to the terms and conditions of this Agreement, Distributor is authorized to sell certain Products in the following countries:
--------------------------------------------------------------------------------

     1.   MEXICO
     2.   VENEZUELA
     3.   PERU
     4.   BRAZIL
     5.   CHILE
     6.   ARGENTINA
     7.   BAHAMAS
     8.   BERMUDA
     9.   CURACAO
     10.  BARBADOS
     11.  VIRGIN ISLANDS
     12.  DOMINICAN REPUBLIC
     13.  SANTA LUCIA
     14.  GRENADA
     15.  ANTIGUA
     16.  URUGUAY
     17.  TRINIDAD
     18.  GUYANA
     19.  SURINAME
     20.  ECUADOR
     21.  COLOMBIA
     22.  HAITI
     23.  ARUBA
     24.  JAMAICA
     25.  FRENCH GUIANA
     26.  PUERTO RICO (only those retailers specified in writing by Motorola)
     27.  BELIZE
     28.  GUATEMALA
     29.  EL SALVADOR
     30.  HONDURAS
     31.  COSTA RICA
     32.  NICARGUA
     33.  PANAMA


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 17
--------------------------------------------------------------------------------

                           ATTACHMENT 1 - TERRITORY
                                    (Con't)

Furthermore, subject to the terms and conditions of this Agreement, Distributor is authorized to sell the Products in Latin America (as defined in this Agreement) to customers therein other than those customers of Motorola that are listed below. This restriction shall not apply to discontinued Products.


CTI                                     -         Argentina
Movicom                                 -         Argentina
BGH                                     -         Argentina
Telefonica Argentina                    -         Argentina
Telecom Argentina                       -         Argentina
OHM                                     -         Belize
Equitel                                 -         Brazil
Ligare LTD                              -         Brazil
Ezcony                                  -         Brazil
Telefonica Celular                      -         Bolivia
Entel                                   -         Bolivia
Vitelco                                 -         Caribbean
Cable & Wireless                        -         Caribbean
France Telecom                          -         Caribbean
BellSouth Cellular                      -         Chile
Chile SaT                               -         Chile
Entel Telefonica Personal               -         Chile
Telecom                                 -         Chile
Cocelco                                 -         Colombia
Telemovil                               -         El Salvador
Comcel                                  -         Guatemala
Celtel                                  -         Honduras
All Cellular Band A Operators           -         Mexico
Sago Interamericana, S.A. de C.V.       -         Mexico
Telefonica Celular de Nicaragua         -         Nicaragua
Bell South                              -         Panama
Cellular S.A.                           -         Paraguay
Telecel                                 -         Paraguay
Masternet                               -         Peru
Advanced Cellular Systems               -         Puerto Rico
Abiatar                                 -         Uruguay
Antel*                                  -         Uruguay*
Bright Point de Venezuela, C.A.         -         Venezuela
Telcel, S.A.                            -         Venezuela

* (Carrier only - Distributor is authorized to sell to dealers and agents)


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 18
--------------------------------------------------------------------------------

In addition, Distributor is not authorized to solicit or furnish the Products to any A or B band Carrier in Brazil without prior approval from Motorola.

As new cellular systems become operational in Latin America after the Effective Date of this Agreement, Motorola reserves the right to add to the list of exclusions listed above from the authorized Territory any of these new system operators or their distributors. Accordingly, Distributor should seek Motorola's express written approval before making any offers of sale or sales to operators or distributors in these new countries.

Likewise, subject to the terms and conditions of this Agreement, Distributor is not authorized to solicit or furnish, directly or indirectly the TalkAbout FRS Radios model 250 in Argentina until after July 16, 2000.


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ATTACHMENT 2 - PRODUCTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Subject to the terms and conditions of this Agreement, Distributor is authorized to sell the Following Products in the Territory
--------------------------------------------------------------------------------


                 Cellular Telephone Equipment and Accessories
                       Spirit and Family Two-Way Radios*
                              Cordless Telephones

*Distributor shall only be authorized to sell these Products in the countries of the Territory where the local government of the corresponding country has authorized a frequency for their use.


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                ATTACHMENTS 3. PROGRAMMING AND KITTING SERVICES
--------------------------------------------------------------------------------
              ATTACHMENT 3A. AMOUNT TO BE CREDITED TO DISTRIBUTOR
                     FOR PROGRAMMING AND KITTING SERVICES
--------------------------------------------------------------------------------


1.   Programming Only (Units received packed in sales kit boxes)
     a.   Process:
          (1)  Pick bulk boxes with product from storage
          (2)  Remove product from its original sales kit box
          (3)  Program product (see b. programming info, below)
          (4)  Re-pack in its original sales kit box (must match)
          (5)  Mark/Label box to identify Programming SW Revision Used
          (6)  Pack product in bulk box
          (7)  Mark/Label bulk box to identify lot with Program SW Rev. Used
          (8) Distribute electronic files to customer (incl. ESN, MIN, Sub-lock info)
          End--Rest of process is equal to normal product shipping

     b. Programming info: Power-up screen, IRDB/PRL, SOC/SID, MIN, Sub-locks, etc., provided by Motorola or Customer via database, and specified in P.O. Motorola provides programming software. Max. time expected to program one unit per programming station is 5 minutes per unit.

     c. Maximum Fee: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit

2.   Programming & Kitting (Units received packed in bulk product boxes)
     a.   Process:
          (1)  Pick bulk boxes from storage (product and other sales kit items)
          (2)  Remove product from bulk box
          (3)  Program product (see 1b. programming info, above)
          (4) Pack sales kit box items (typically: insert, battery, wall charger, literature)
          (5)  Pack product in sales kit box
          (6)  Mark/Label box to identify Programming SW Revision Used
          (7)  Pack product in bulk box
          (8)  Mark/Label bulk box to identify lot with Program SW Rev. Used
          (9) Distribute electronic files to customer (incl. ESN, MIN, Sublock info)
          (10) Manage other sales kit item inventory for just-in-time re-stocking
          End--Rest of process is equal to normal product shipping

     a. Collateral Material: For Motorola orders, Motorola will provide sales kit boxes, inserts, batteries, wall chargers, and literature to match quantities of phones shipped in bulk - making the

     b. Maximum Fee: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit

3.   Kitting Only
     a.   Process:
          (1)  Pick bulk boxes from storage (product and other sales kit items)
          (2) Assemble sales kit box items (typically: insert, battery, wall charger, literature)
          (3)  Pack product in sales kit box
          (4)  Label sales kit box
          (5)  Pack product in bulk box
          (6)  Label bulk box to identify lot
          (7)  Distribute electronic files to customer (incl. ESN info)
          (8)  Manage kit inventory for just-in-time re-stocking
          End--Rest of process is equal to normal product shipping


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 21
--------------------------------------------------------------------------------


     b.   Collateral Material: Provided by Motorola or Customer.

     c. Maximum Fee: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 22
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            ATTACHMENT 3B. LOANED SOFTWARE, EQUIPMENT AND DOCUMENTS
--------------------------------------------------------------------------------

For purposes of the Agreement and this Attachment, Equipment shall mean all of the equipment checked below:


     [ ]   1.2.1    SLN6626A         MCEL 2000
     [ ]   1.2.2    5113802DO7       MCEL Microprocessor Chip S#___________
     [ ]   1.2.3    RTL4228A         Portable Slide Adaptor
     [ ]   1.2.4    SLN6473A         DPC Test Fixture
     [ ]   1.2.5    SKN4625          DPC Test Cable
     [ ]   1.2.6    SLN9588A         Mobile Test Cable
     [ ]   1.2.7    SKN4659A         Ultra Classic 11 Adaptor
     [ ]   1.2.8    SKN4665A         Elite Adaptor
     [ ]   1.2.9    SLN3577B         EMM12
     [ ]   1.2.10   ?????            EMM12 Dongle S#_______________________
     [ ]   1.2.11   XA-CHASS2        Crib20
     [ ]   1.2.12   MC68HC05C8P      Crib20 Microprocessor Chip S#_________

For purposes of the Agreement and this Attachment, Software shall mean all of the software checked below:

     [ ]   1.3.1    H.P. 8920 Software Card
     [ ]   1.3.2    ACE Security card      S#______________________________
     [ ]   1.3.3    Software utilized within the MCEL 2000 Interface box
     [ ]   1.3.4    Software utilized within the EMM12
     [ ]   1.3.5    Software utilized within the Crib20
     [ ]   1.3.6    Software utilized within the Gatesystems

For purposes of the Agreement and this Attachment, Documents shall mean of the documents checked below:

     [ ]   1.4.1    ACT training manuals
     [ ]   1.4.2    Parts lists
     [ ]   1.4.3    Any other documentation provided


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        ATTACHMENT 4. KEY DISTRIBUTORS
--------------------------------------------------------------------------------


            BrightPoint Latin America Holdings, Inc., Miami, U.S.A
      BrightPoint Solutions de Mexico S.A. do C.V., Mexico, D.F., Mexico
            BrightPoint de Puerto Rico, Inc., San Juan, Puerto Rico
              BrightPoint de Venezuela, C.A., Caracas, Venezuela
                BrightStar Corp., Inc., Miami, Florida, U.S.A.
               BrightStar de Venezuela, C.A., Caracas, Venezuela
                BrightStar CHS Colombia Ltda., Bogota, Colombia
                   BrightStar Bolivia, S.A., La Paz, Bolivia
              BrightStar Puerto Rico Corp., San Juan, Puerto Rico
                    B&B Group, Inc., Miami, Florida, U.S.A.
              Marketronics Corp., Ft. Lauderdale, Florida, U.S.A.
                 Micel Wireless Corp., Miami, Florida, U.S.A.
                 Soporte Tecnico Global (STG), S.A., San Jose


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     ATTACHMENT 4. SERVICES FOR RADIOMOVIL DIPSA, S.A. DE C.V.'S AMIGO KIT
--------------------------------------------------------------------------------


Receive product from Radiomovil DIPSA, S.A. de C.V.
Program telephone numbers in the products
Assemble sales kit box items
Pack product in sales kit box
Label sales kit box
Pack product in bulk box
Label bulk box to identify lot
Distribute electronic files to customer (incl. ESN info)
Manage kit inventory for just-in-time re-stocking

Fee:
ST3000: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit ST6500: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit M3097: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per unit

Fee also includes:

 .    Transportation: from Mexico City to the 9 Radiomovil DIPSA, S.A. de C.V.
     regions.
 .    Custody: all the time the equipment is transported within the Mexican territory, it has to be in an armored vehicle with guards to repel any possible assault.
 .    Insurance: to cover any loss during transportation/warehousing


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   ATTACHMENT 5-A (Translated from Spanish)
--------------------------------------------------------------------------------
    STATEMENT OF LIMITED WARRANTY FOR CELLULAR TELEPHONES AND ACCOMPANYING
                                  ACCESSORIES
--------------------------------------------------------------------------------

Through its own Service Centers and/or its Authorized Service Centers, Motorola warrantees for a year this cellular phone and all its parts for any manufacturing defect and malfunctioning, provided that same is used in normal use conditions. The term of one year shall commence on the date on which the cellular phone was acquired.

CONDITIONS

1. To make this warranty effective against Motorola, present your equipment with this warranty in the place where it was acquired or in any of Motorola's Authorized Service Centers. If you require additional information, please contact the corresponding Service Center:


--------------------------------------------------------------------------------
COUNTRY        ADDRESS                       TELEPHONE           FAX
--------------------------------------------------------------------------------
Brasil         Jaguariuna                    55-19-847-6042      55-19-847-6050
               Sao Paulo
--------------------------------------------------------------------------------
Mexico         Blvd. Manuel Avila            52-5-387-0500       52-5-257-6727
               Camacho #32
               Col. Lomas de Chapultepec
               Miguel Hidalgo
               Mexico, D.F.
--------------------------------------------------------------------------------
Colombia       Diagonal 127 A                571-615-5759        571-216-2429
               No 17-63
               Santa Fe de Bogota
--------------------------------------------------------------------------------
Venezuela      Ave. Francisco Miranda        582-901-4600        582-901-4700
               Centro Lido
               Torre A, Piso 15
               El Rosal 1060
               Caracas
--------------------------------------------------------------------------------
Puerto Rico    Edificio Telemundo #2         787-641-4100        787-641-4085
               Charlton Ave.
               San Juan
--------------------------------------------------------------------------------
Chile          Av. Nueva Tajamar 481         562-338-9075        562-338-9090
               Oficina 1702
               Torre Norte Las Condes
               Santiago
--------------------------------------------------------------------------------
Argentina      Maipu 1210,                   54-11-4317-5351     54-11-4317-5311
               Piso 6
               Buenos Aires
--------------------------------------------------------------------------------


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 26
--------------------------------------------------------------------------------

If the Cellular Telephone had been installed in an car, same shall be taken to a Repair shop or Service Agency, since to evaluate certain problem it may be required to analyze the installation made to the car. The installation of the cellular phone to the car is not covered by this warranty.

2. Motorola Inc. through its own Service Centers and/or its Authorized Service Centers agrees to repair or replace the cellular phone, and all defective parts and components without any cost or charge to the customer. This warranty covers the shipping costs, if any, which are required to make this warranty effective. Motorola Inc. through its own Service Centers and/or its Authorized Service Centers, at its sole discretion, may, without any charge to the customer, repair, replace or reimburse the purchase price of the cellular telephone that results defective during the term of this warranty, provided that the equipment is returned in accordance with the conditions of this warranty, to the Service Centers and/or its Authorized Service Centers. All accessories, parts or equipment of the cellular phone which by virtue of being defective are replaced in compliance of this warranty, shall become Motorola's property.

3. To receive the services of this warranty, present your equipment cellular phone or equipment to any of the any of Motorola's own Service Centers and/or its Authorized Service Centers together with the purchase receipt or equivalent that indicates the acquisition date, series number and/or electronic series number.

4. The repair time shall in no event exceed 30 days starting from the date when the equipment was received by any of the sites where this warranty may be made effective.

5. For the acquisition of parts, accessories and services not covered by this warranty, the customer may use any of the service centers indicated above, or to any of the Authorized Service Centers.

6.   This warranty will not be valid if:

a.   The defects or damages are caused by a not normal use of the product.
b.   The defects or damages are caused by misuse, accident or negligence.
c. The defects or damages are caused from inappropriate testings, operation, maintenance, installation and adjustments, o derived from any alteration or modification of any kind.
d. Braking and damages caused in the antennas, unless that same are caused by defects of the materials or manufacturing.
e. The cellular phone has been dismantled or repaired in such way that its functioning has been affected or that impedes the proper revision or testing of the product to verify any claim relating to this warranty.
f. The cellular phones to which the series number has been erased or is illegible.
g.   The defects or damages are the caused by spilling of liquids or food.
h. When the Cables of the Control Unit have been modified or the modular has been broken.
i. All parts which have been exposed to the exterior are damaged by normal use.
j.   For leather covers.
k.   The rented cellular phones.
l. The product has been altered or repaired by any person not authorized by Motorola.
m.   The product is not used in accordance the instructions manual.

The batteries ("Niquel-Cadmio") are warranted only if their capacity is reduced in a 80% below their capacity or if same have energy wastes. This warranty will not apply to any kind of batteries if:

a. The batteries are re-charged by any other charger not authorized by MOTOROLA for such purposes.
b.   The battery seals has been broken or affected.
c. The batteries were used or installed in an equipment different from a Motorola cellular phone.



Product:


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 27
--------------------------------------------------------------------------------

Brand: Motorola Modela:

Mechanic series number:

Electronic series number:

Distributor name:

Street and number:

Town and city area:

Municipality or Delegation:

Zip code, state and city:

Telephone:

Delivery or installation date:

MOTOROLA INC.
Cellular Subscriber Service Department
600 North U.S. Highway 45 68P09388A16-O
Libertyville, IL 60048 5/15/96-SGS


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 28
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               ATTACHMENT 5B - STATEMENT OF LIMITED WARRANTY FOR
                 ACCESSORIES PROGRAM (Translated from Spanish)
--------------------------------------------------------------------------------


Motorola's Limited Warranty

MOTOROLA INC., through its own Service Centers and/or its Authorized Service Centers, warrantees for a year this cellular phone and all its parts for any manufacturing defect and malfunctioning, provided that same is used in normal use conditions. The term of one year shall commence on the date on which the cellular phone was acquired.

General Conditions

To make this warranty effective against Motorola, present the product with this warranty in the place where it was acquired or in any of MOTOROLA INC.'s Authorized Service Centers. If you require additional information, please contact our listed Service Center.

MOTOROLA INC. through its own Service Centers and/or its Authorized Service Centers, at its sole discretion, may, without any charge to the customer, repair, replace or reimburse the purchase price of the cellular telephone that results defective during the term of this warranty, provided that the equipment is returned in accordance with the conditions of this Warranty. All accessories, parts or equipment of the cellular phone which by virtue of being defective are replaced in compliance of this warranty, shall become MOTOROLA INC. property.

This warranty will not be valid if:

a. The defects or damages are caused by a not normal use of the product, accident or negligence.
b. The defects or damages are caused from inappropriate testings, operation, maintenance, installation and adjustments, o derived from any alteration or modification of any kind, by any person not authorized by MOTOROLA.
c. Breaking and damages caused in the antennas, unless that same are caused by defects of the materials or manufacturing.
d. The cellular phone has been dismantled or repaired in such way that its functioning has been affected or that impedes the proper revision or testing of the product to verify any claim relating to this warranty.
e. The cellular phone to which the series number has been erased or is illegible.
f.   The defects or damages are the caused by spilling of liquids or food.
g. All parts which have been exposed to the exterior have been damaged after the product has been acquired.
h.   The rented cellular phones.
i.   The product is not used in accordance the instructions manual.

Additional conditions for the batteries

The batteries ("Niquel-Cadmio") are warranted only if their capacity is reduced in a 80% below their capacity or if same have energy wastes. This warranty will not apply to any kind of batteries if:

a. The batteries are re-charged by any other charger not authorized by MOTOROLA for such purposes.
b.   Any of the battery seals has been broken or affected.
c. The batteries were used or installed in an equipment different from a MOTOROLA cellular phone.

For the acquisition of parts, accessories and services not covered by this warranty, the customer may use any of its own Service Centers or to any Authorized Service Centers.

Information and Help

For additional information, please contact our own Service Centers at:


                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                                   Master Distribution Agreement
                                                                  CellStar, Ltd.
                                                                  April 15, 2000
                                                                         Page 29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COUNTRY        ADRRESS                       TELEPHONE           FAX
--------------------------------------------------------------------------------

Brasil         Jaguariuna                    55-19-847-6042      55-19-847-6050
               Sao Paulo
--------------------------------------------------------------------------------
Mexico         Blvd. Manuel Avila            52-5-387-0500       52-5-257-6727
               Camacho #32
               Col. Lomas de
               Chapultepec
               Miguel Hidalgo
               Mexico, D.F.
--------------------------------------------------------------------------------
Colombia       Diagonal 127 A                571-615-5759        571-216-2429
               No 17-63
               Santa Fe de Bogota
--------------------------------------------------------------------------------
Venezuela      Ave. Francisco Miranda        582-901-4600        582-9014700
               Centro Lido
               Torre A, Piso 15
               El Rosal 1060
               Caracas
--------------------------------------------------------------------------------
Puerto Rico    Edificio Telemundo #2         787-6414100         787-6414085
               Charlon Ave.
               San Juan
--------------------------------------------------------------------------------
Chile          Av. Nueva Tajamar 481         562-338-9075        562-338-9090
               Oficina 1702
               Torre Norte Las Condes
               Santiago
--------------------------------------------------------------------------------
Argentina      Maipu 1210,                   54-11-4317-5351     54-11-4317-5311
               Piso 6
               Buenos Aires
--------------------------------------------------------------------------------


                       MOTOROLA CONFIDENTIAL PROPRIETARY